Fees Summary	Apr. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 615,707,873.64
Previously Paid Amount	0
Total Fee Amount	94,264.88
Total Offset Amount	0
Net Fee	$ 94,264.88